UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2025
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.02    Unregistered Sale of Equity Securities.
On March 12, 2025, Creative Media & Community Trust Corporation (the “Company”) issued 3,600,415 shares of Common Stock in respect of redemptions of the Company’s Series A1 Preferred Stock, par value $0.001 (the “Series A1 Preferred Stock”), in lieu of cash payment for the redemption of 108,022 shares of Series A1 Preferred Stock. Such redemptions were requested by the holders of Series A1 Preferred Stock based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding each redemption date (with each such term as defined in the Company’s charter). Additionally, on March 12, 2025, the Company issued 1,529,145 shares of Common Stock in respect of redemptions of the Company’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”), in lieu of cash payment for the redemption of 43,367 shares of Series A Preferred Stock. Such redemptions were requested by the holders of Series A Preferred Stock based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding each redemption date.
On March 13, 2025, the Company issued 280,098 shares of Common Stock in respect of redemptions of the Company’s Series A1 Preferred Stock, in lieu of cash payment for the redemption of 8,451 shares of Series A1 Preferred Stock. Such redemptions were requested by the holders of Series A1 Preferred Stock based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding each redemption date. Additionally, on March 13, 2025, the Company issued 185,363 shares of Common Stock in respect of redemptions of the Company’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”), in lieu of cash payment for the redemption of 5,463 shares of Series A Preferred Stock. Such redemptions were requested by the holders of Series A Preferred Stock based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding each redemption date.
The Company plans to continue to satisfy some or all redemption requests submitted by holders of our shares of Series A Preferred Stock and Series A1 Preferred Stock in shares of Common Stock through the first quarter of 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: March 14, 2025	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer